Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

We, the undersigned, Kelvin B. Campbell, President (Principal Executive Officer) and R. Michael Stunden, Treasurer (Principal Financial Officer) of York Resources, Inc. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002 that:

(1) The Annual Report on Form 10-K of the Company for the fiscal year ended September 30, 2009 (the “Report”) fully complies with the requirements of § 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods covered in the Report.

/s/  Kelvin B. Campbell

Kelvin B. Campbell

President (Principal Executive Officer)

December 1, 2009

/s/  R. Michael Stunden

R. Michael Stunden

Treasurer (Principal Financial Officer)

December 1, 2009

A signed original of this written statement required by § 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.